UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	August 2, 2005

Warp Technology Holdings, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Nevada	000-33197	88-0467845
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

151 Railroad Avenue, Greenwich, Connecticut		06830
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	203 422 2950

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

Credit Agreement and Related Financing Documents.

Warp Technology Holdings, Inc. (the "Company") has entered into that certain Credit Agreement (the "Credit Agreement"), between the Company, the Subsidiaries of the Company listed in Schedule 1 thereto, Fortress Credit Corp. as original lender (together with any additional lenders, the "Lenders"), and Fortress Credit Corp. as Agent (the "Agent"). In addition, the Company has entered into a $10,000,000 Promissory Note (the "Note") with the Lenders, an Intercreditor Agreement with the Lenders, the Agent and certain subordinated lenders (the "Intercreditor Agreement"), a Security Agreement with the Agent (the "Security Agreement"), Pledge Agreements with the Lender (the "Pledge Agreements"), and a Warrant Agreement with the Agent (the "Warrant Agreement"). Collectively the Credit Agreement and all such other agreements are referred to as the "Financing Documents".

The Credit Agreement and the other Financing Documents have the following material terms:

• Subject to the terms and conditions of the Credit Agreement, the Lenders agreed to make available to the Company a term loan facility in three Tranches, Tranches A, B and C, in an aggregate amount equal to $50,000,000.

• The maximum amount of loans under Tranche A of the credit facility is $10,000,000. The purpose of amounts borrowed Tranche A is to refinance certain of the Company’s existing debt and to pay certain costs and expenses incurred in connection with the closing under the Credit Agreement.

• The maximum amount of loans under Tranche B of the credit facility is $15,000,000. Amounts borrowed under Tranche B may be used only to partially fund the acquisition by the Company of one or more companies, the acquisition costs related thereto, and other costs and expenses incurred in connection with the Credit Agreement and to finance an agreed amount of working capital for the companies being acquired.

• The maximum amount of loans under Tranche C of the credit facility is $25,000,000. Amounts borrowed under Tranche C may be used only to partially fund the acquisition by the Company of one or more publicly-traded companies, the acquisition costs related thereto, and other costs and expenses incurred in connection with the Credit Agreement and to finance an agreed amount of working capital for the companies being acquired.

• The Company has borrowed $10,000,000 under Tranche A of the credit facility to pay-off its existing senior indebtedness, in the aggregate principal amount of $6,825,000, plus accrued interest thereon, as well as certain existing subordinated indebtedness, in the aggregate principal amount of $1,500,000. In addition, amounts borrowed under this Tranche A were used to pay certain closing costs, including the Lender’s legal fees, commitment fees, and other costs and expenses under the Credit Agreement.

• The obligation to repay the $10,000,000 principal amount borrowed at the closing, along with interest as described below, is further evidenced by the Note.

• Advances under Tranche B and Tranche C must be approved by the Lenders, and are subject to the satisfaction of all conditions precedent required by the Lenders including the condition that a default not occur under the loans as a result of the advance.

• The rate of interest (the "Interest Rate") payable on the Loan for each calendar month (an "Interest Period") is a floating percentage rate per annum equal to the sum of the "LIBOR" for that period plus the "Margin". For theses purposes, LIBOR means for any Interest Period the rate offered in the London interbank market for U.S. Dollar deposits for the relevant Interest Period; provided, however, that for purposes of calculating the Interest Rate, LIBOR shall at no time be less than a rate equal to 2.65%. For these purposes, "Margin" means 9% per annum. Interest is due and payable monthly in arrears.

• Provided there has been no event of default under the Loan, an amount of interest equal to 4% per annum that would otherwise be paid in cash instead be paid in kind ("PIK") by such amount being added to the principal balance of the Loan on the last day of each month. Such PIK amount will then accrue interest and be due and payable on the same terms and conditions as the Loan. The Company may, at its option, elect to terminate the PIK interest arrangement and instead pay such amount in cash.

• If any sum due and payable under the credit facility is not paid on the due date therefore, the Company shall be liable to pay interest on such overdue amount at a rate equal to the then current Interest Rate plus 3% per annum.

• Principal amounts due under the Loans begin to be amortized eighteen months after the closing date of the Credit Agreement, with the complete Loan to be repaid in full no later than the Maturity Date which is four years after the closing.

• Prepayments of amounts due under the Loan then outstanding are due upon the receipt of insurance proceeds received due to damage or loss of collateral, to the extent such proceeds are not used to repair or replace the collateral.

• Prepayments are also required to the extent that the Company sells an equity interest in a subsidiary to the extent such subsidiary was acquired with proceeds from an advance under the credit facility, and to the extent of the principal amount outstanding with respect to such advance.

• A mandatory prepayment is required if, prior to the date which is 9 months after the Closing Date, (i) the Company has not borrowed under Tranche B, and (ii) the Company has not acquired (without the incurrence of any indebtedness) 100% of the equity interests of any new subsidiary which at the time of acquisition had a twelve month trailing EBITDA of greater than $1,000,000. If prepayments are required due to this reason, the amount of the prepayment is 85% of the "Excess Cash Flow" – which means, cash provided by operations by the Company and its subsidiaries determined quarterly less capital ependitures for such period, provided that the Company shall at all times be allowed to retain a minimum of $1,500,000 of cash for operating purposes. In addition, the Company must prepay the loan in full no later than the date which is 21 months after the Closing Date.

• All amounts under the Loan will become immediately due and payable in the event (i) the Company’s Chief Executive Officer, Ron Bienvenu, ceases to perform the management functions he currently performs for the Company or otherwise ceases to be involved in the day to day management of the Company and is not replaced within 90 days by a person satisfactory to the Agent (180 days if due to Mr. Bienvenu’s death), or (ii) Mr. Bienvenu, his immediate family members or any trust, trustee or other personal representative acting for the benefit of Mr. Bienvenu or his immediate family members, ceases to directly or indirectly own 90% of the issued and outstanding equity interests in the Company currently owned, directly or indirectly, by Mr. Bienvenu.

• The Company's obligations are guaranteed by the direct and indirect subsidiaries of the Company, including, without limitation, Gupta Technologies, LLC, Kenosia Corporation, and Warp Solutions, Inc.

• The Company and its subsidiaries granted first priority security interests in their assets, and pledged the stock or equity interests in their respective subsidiaries, to the Agent as security for the financial obligations under the Credit Agreement and the Financing Documents. In addition, the Company has undertaken to complete certain matters, including the delivery of stock certificates in subsidiaries, and the completion of financing statements perfecting the security interests granted under the applicable state or foreign jurisdictions concerning the security interests and rights granted to the Lenders and the Agent.

• Pursuant to this Warrant Agreement, the Company agreed to issue warrants to acquire up to an aggregate of 7% of the fully diluted stock of the Company if the Lenders make all the advances under the total commitments of the credit facility.

• Warrants to acquire an aggregate of 5% of the fully diluted stock of the Company (2,109,042 shares of Common Stock, par value $.00001 per share) are issuable upon the Company receiving advances under Tranche A or B of the credit facility ("Tranche A/B Available Shares") in proportion to the amount of the advance compared with the total $25,000,000 in commitments under Tranche A and B.

• Pursuant to the Warrant Agreement, since the Company borrowed $10,000,000 under Tranche A at the closing, warrants to acquire 40% of the Available Tranche A/B Shares (843,617 shares of the Company’s Common Stock) were issued at closing to the Lenders. The warrants have an exercise price of $.01 per share, have a cashless exercise feature, and are exercisable until December 10, 2010. As further advances are made to the Company under Tranche B, the Company will issue additional warrants in proportion to the advances received.

• Warrants to acquire an aggregate of 2% of the fully diluted stock of the Company (843,617 shares of Common Stock) are issuable upon the Company receiving advances under Tranche C of the credit facility ("Tranche C Available Shares") in proportion to the amount of the Tranche C advance compared with the total $25,000,000 in commitments under Tranche C.

Item 1.02 Termination of a Material Definitive Agreement.

The Company had entered into an Intercreditor and Subordination Agreement dated Janaury 31, 2005 (the "Prior Intercreditor Agreement"). In connection with the credit facility entered into as described in Item 1.01, the Company and the other parties to such Intercreditor Agreement, agreed to terminate such agreement. The subordinated lenders who had been parties to such agreement, either had their subirdinated debt paid off in connection with the new credit facility, or became parties to the new Intercreditor Agreement described in Item 1.01.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Direct Financial Obligation

Warp Technology Holdings, Inc. (the "Company") has entered into that certain Credit Agreement (the "Credit Agreement"), between the Company, the Subsidiaries of the Company listed in Schedule 1 thereto, Fortress Credit Corp. as original lender (together with any additional lenders, the "Lenders"), and Fortress Credit Corp. as Agent (the "Agent"). In addition, the Company has entered into a $10,000,000 Promissory Note (the "Note") with the Lenders, an Intercreditor Agreement with the Lenders, the Agent and certain subordinated lenders (the "Intercreditor Agreement"), a Security Agreement with the Agent (the "Security Agreement"), Pledge Agreements with the Lender (the "Pledge Agreements"), and a Warrant Agreement with the Agent (the "Warrant Agreement"). Collectively the Credit Agreement and all such other agreements are referred to as the "Financing Documents".

Pursuant to the Credit Agreement and the other Financing Documents, the Company has become obligated to repay principal amounts borrowed, and to pay interest and other amounts as follows:

• Subject to the terms and conditions of the Credit Agreement, the Lenders agreed to make available to the Company a term loan facility in three Tranches, Tranches A, B and C, in an aggregate amount equal to $50,000,000.

• The maximum amount of loans under Tranche A of the credit facility is $10,000,000. The purpose of amounts borrowed Tranche A is to refinance certain of the Company’s existing debt and to pay certain costs and expenses incurred in connection with the closing under the Credit Agreement.

• The maximum amount of loans under Tranche B of the credit facility is $15,000,000. Amounts borrowed under Tranche B may be used only to partially fund the acquisition by the Company of one or more companies, the acquisition costs related thereto, and other costs and expenses incurred in connection with the Credit Agreement and to finance an agreed amount of working capital for the companies being acquired.

• The maximum amount of loans under Tranche C of the credit facility is $25,000,000. Amounts borrowed under Tranche C may be used only to partially fund the acquisition by the Company of one or more publicly-traded companies, the acquisition costs related thereto, and other costs and expenses incurred in connection with the Credit Agreement and to finance an agreed amount of working capital for the companies being acquired.

• The Company has borrowed $10,000,000 under Tranche A of the credit facility to pay-off its existing senior indebtedness, in the aggregate principal amount of $6,825,000, plus accrued interest thereon, as well as certain existing subordinated indebtedness, in the aggregate principal amount of $1,500,000. In addition, amounts borrowed under this Tranche A were used to pay certain closing costs, including the Lender’s legal fees, commitment fees, and other costs and expenses under the Credit Agreement. On August 2, 2005, the Company became obligated to repay the amount borrowed plus all interest which will accrue thereon.

• The obligation to repay the $10,000,000 principal amount borrowed at the closing, along with interest as described below, is further evidenced by the Note.

• Advances under Tranche B and Tranche C must be approved by the Lenders, and are subject to the satisfaction of all conditions precedent required by the Lenders including the condition that a default not occur under the loans as a result of the advance.

• The rate of interest (the "Interest Rate") payable on the Loan for each calendar month (an "Interest Period") is a floating percentage rate per annum equal to the sum of the "LIBOR" for that period plus the "Margin". For theses purposes, LIBOR means for any Interest Period the rate offered in the London interbank market for U.S. Dollar deposits for the relevant Interest Period; provided, however, that for purposes of calculating the Interest Rate, LIBOR shall at no time be less than a rate equal to 2.65%. For these purposes, "Margin" means 9% per annum. Interest is due and payable monthly in arrears.

• Provided there has been no event of default under the Loan, an amount of interest equal to 4% per annum that would otherwise be paid in cash instead be paid in kind ("PIK") by such amount being added to the principal balance of the Loan on the last day of each month. Such PIK amount will then accrue interest and be due and payable on the same terms and conditions as the Loan. The Company may, at its option, elect to terminate the PIK interest arrangement and instead pay such amount in cash.

• If any sum due and payable under the credit facility is not paid on the due date therefore, the Company shall be liable to pay interest on such overdue amount at a rate equal to the then current Interest Rate plus 3% per annum.

• Principal amounts due under the Loans begin to be amortized eighteen months after the closing date of the Credit Agreement, with the complete Loan to be repaid in full no later than the Maturity Date which is four years after the closing.

• Prepayments of amounts due under the Loan then outstanding are due upon the receipt of insurance proceeds received due to damage or loss of collateral, to the extent such proceeds are not used to repair or replace the collateral.

• Prepayments are also required to the extent that the Company sells an equity interest in a subsidiary to the extent such subsidiary was acquired with proceeds from an advance under the credit facility, and to the extent of the principal amount outstanding with respect to such advance.

• A mandatory prepayment is required if, prior to the date which is 9 months after the Closing Date, (i) the Company has not borrowed under Tranche B, and (ii) the Company has not acquired (without the incurrence of any indebtedness) 100% of the equity interests of any new subsidiary which at the time of acquisition had a twelve month trailing EBITDA of greater than $1,000,000. If prepayments are required due to this reason, the amount of the prepayment is 85% of the "Excess Cash Flow" – which means, cash provided by operations by the Company and its subsidiaries determined quarterly less capital ependitures for such period, provided that the Company shall at all times be allowed to retain a minimum of $1,500,000 of cash for operating purposes. In addition, the Company must prepay the loan in full no later than the date which is 21 months after the Closing Date.

• All amounts under the Loan will become immediately due and payable in the event (i) the Company’s Chief Executive Officer, Ron Bienvenu, ceases to perform the management functions he currently performs for the Company or otherwise ceases to be involved in the day to day management of the Company and is not replaced within 90 days by a person satisfactory to the Agent (180 days if due to Mr. Bienvenu’s death), or (ii) Mr. Bienvenu, his immediate family members or any trust, trustee or other personal representative acting for the benefit of Mr. Bienvenu or his immediate family members, ceases to directly or indirectly own 90% of the issued and outstanding equity interests in the Company currently owned, directly or indirectly, by Mr. Bienvenu.

Item 3.02 Unregistered Sales of Equity Securities.

As disclosed above in Item 1.01, Warp Technology Holdings, Inc. (the "Company") has entered into that certain Credit Agreement (the "Credit Agreement"), between the Company, the Subsidiaries of the Company listed in Schedule 1 thereto, Fortress Credit Corp. as original lender (together with any additional lenders, the "Lenders"), and Fortress Credit Corp. as Agent (the "Agent"). In connection with the Credit Agreement, the Company has entered into a Warrant Agreement with the Agent (the "Warrant Agreement").

• Pursuant to this Warrant Agreement, the Company agreed to issue warrants to acquire up to an aggregate of 7% of the fully diluted stock of the Company if the Lenders make all the advances under the total commitments of the credit facility.

• Warrants to acquire an aggregate of 5% of the fully diluted stock of the Company (2,109,042 shares of Common Stock, par value $.00001 per share) are issuable upon the Company receiving advances under Tranche A or B of the credit facility ("Tranche A/B Available Shares") in proportion to the amount of the advance compared with the total $25,000,000 in commitments under Tranche A and B.

• Pursuant to the Warrant Agreement, since the Company borrowed $10,000,000 under Tranche A at the closing, warrants to acquire 40% of the Available Tranche A/B Shares (843,617 shares of the Company’s Common Stock) were issued at closing to the Lenders. The warrants have an exercise price of $.01 per share, have a cashless exercise feature, and are exercisable until December 10, 2010. As further advances are made to the Company under Tranche B, the Company will issue additional warrants in proportion to the advances received.

• Warrants to acquire an aggregate of 2% of the fully diluted stock of the Company (843,617 shares of Common Stock) are issuable upon the Company receiving advances under Tranche C of the credit facility ("Tranche C Available Shares") in proportion to the amount of the Tranche C advance compared with the total $25,000,000 in commitments under Tranche C.

All of these sales of securities were made in reliance upon the exemption from the registration provisions of the Securities Act of 1933, as amended (the "Securities Act"), set forth in Sections 4(2) thereof and the rules and regulations under the Securities Act, including Regulation D, as transactions by an issuer not involving any public offering and/or sales to a limited number of purchasers who were acquiring such securities for their own account for investment purposes and not with a view to the resale or distribution thereof.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Warp Technology Holdings, Inc.

August 8, 2005	By:	Ernest Mysogland

Name: Ernest Mysogland
Title: Chief Legal Officer